HLS Systems International, Ltd.

The Leading Integrated Automation Control
Systems Company in China

July 2006

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
about HLS Systems International, Ltd. (“HLS”), Chardan North China Acquisition Corp. (“Chardan North”), and the business after completion of the share exchange.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of the HLS management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which HLS is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of automation control products; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Neither HLS nor Chardan North assume any obligation to update the information contained in this presentation.

A registration statement relating to the securities to be offered by HLS has been filed with the Securities and Exchange

Commission but has not yet become effective.  These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Registration Statement on Form S-4 contains a Proxy Statement/Prospectus for the stockholders of Chardan North. The stockholders of Chardan North are urged to read the Registration Statement and the Proxy Statement/Prospectus as well as all other relevant documents filed or to be filed with the SEC, because they contain important information about HollySys, HLS

Systems, Chardan North and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of

Chardan North after the Registration Statement is declared effective by the SEC.  Chardan North stockholders may obtain the

Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website

(www.sec.gov).  These documents can also be obtained for free from Chardan North by directing a request to Lori Johnson c/o

Chardan Capital, 625 Broadway, Suite 1111, San Diego, CA 92101.

HLS Systems, Chardan North and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Chardan North stockholders in respect of the proposed transaction.  Information regarding Chardan North’s participants is contained in the Proxy Statement /Prospectus.  Additional information regarding the interests of such participants is included in the Registration Statement containing the Proxy Statement / Prospectus.

Chardan North China Acquisition Corp. (OTCBB: CNCA,
CNCAW, CNCAU) will acquire a controlling interest in
HollySys

Transaction expected to close later this year

CNCA will change its name to HLS Systems
International, Limited (“HLS”) , at  closing

Combined entity seeking Nasdaq listing upon closing

Business Combination

*             Chardan North is a SPAC formed to acquire an operating business north of the Yangtze River in the
                People’s Republic of China (“China”)

About HLS Systems International, Ltd.

HLS is the leading domestic developer and provider of
automation technology in China

Automation controls are systems that digitize and automate tasks

Used by utilities, oil and gas refineries, chemical factories, food and pharmaceutical processing plants, etc.

HLS is one of the fastest growing automation system
solution providers in the world

Over 2,500 clients and 4,700 projects since 1996

Contracted for over 1,000 new projects in 2005 (~3 per day)

Technology based

42 patents issued with 9 more in process

Profitable and cash flow positive

Dynamic organic growth

48.7% compounded revenue growth FY 2003-2005

149.5% compounded earnings growth FY 2003-2005

Management has projected impressive growth rates for
the foreseeable future

Anticipating accelerating growth

China’s increasing industrial automation coupled with expanding nuclear and rail initiatives

New International contracts

Potential acquisition candidates include synergistic competitors and sensor manufacturers

Financial Parameters

(US dollars, in Millions)
(FY Ended June 30)

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$36.0
$53.1
$79.6
$56.4
$61.3
FY2003
FY2004
FY2005
9 Mos. 3/31/2005
9 Mos. 3/31/2006

$16
$14
$12
$10
$8
$6
$4
$2
$0
$2.2
$4.7
$13.7
$10.1
$10.1
FY2003
FY2004
FY2005
9 Mos. 3/31/2005
9 Mos. 3/31/2006

HLS

Revenue and Net Income Growth

Revenues

Net Income

           Years Ended June 30

              (USD $ in Millions)

           2005                                                          2004                   % Change

Total Revenues                                      $79.6            $53.1                              +49.9%

Gross Profit                                                    $24.9           $15.2                               +64.1%

Operating Income                               $13.9           $7.4                                   +86.7%

Net Income                                                     $13.7            $4.7                                   +189.4%

           Nine Months Ended March 31*

              (USD $ in Millions)

           2006*                                                        2005                  % Change

Total Revenues                                      $61.3            $56.4                              +8.6%

Gross Profit                                                    $20.8           $18.0                               +15.5%

Operating Income                               $10.6           $10.1                               +5%

Net Income                                                     $10.1            $10.1                              0%

           3/31/2006                                           3/31/2005 % Change

Backlog                                                                  $85.6           $62.3                               +37.4%

*        This growth rate was lower than the preceding periods mainly due to the fact that the execution of some projects was delayed until the fourth quarter of fiscal 2006 based on the revised schedules of HLS’ customers.

Select Financial Comparables

Large multinationals (2005 rank in China)

1.

ABB

2.

HLS  (organic growth in China)

3.

Siemens

4.

Emerson

5.

General Electric

Large multinationals are being overtaken by HLS

                   -Cost structure at HLS about 30%-50% that of competition

                   -Equal or higher quality platform

BASF have qualified HLS as a vendor after extensive due
diligence

Use latest chip technology for each generation

No legacy systems

As newcomer, designed platforms to integrate other’s devices

Open architecture permits quick turnaround

Competitive Landscape

Impressive track record

Success in market and close proximity to customers has created a long-
term, loyal customer base

Experience in industries with safety concerns (rail and nuclear power)
creates increased demand

Integrated, efficient & scalable automation solutions

Only totally integrated producer based in China

Designs with proprietary software, manufactures, installs, services & maintains

Speed to develop/customize/integrate products is over 2x faster

Product is highly scalable

Low cost production

HLS selling price with 60% gross margin is < international price

Cost of R&D is <20% of international competitors’ R&D expenditures

Competitive Advantages

Technology based

Has 42 patents and 15 proprietary software licenses

Technology meets or exceeds that of international competition

Expertise and technology is 3-5 years ahead of Chinese domestic competitors

High barriers to entry

Highly regulated nuclear and rail industries

HLS is one of five approved suppliers to China’s rail automation industry

HLS is the only domestic producer of automation controls that can supply the nuclear industry

HLS sets the standard

As the early market entrant in China and as the largest local player,
HLS has set de facto automation standards in a variety of
industries including nuclear and rail

All competitors must modify products to our standard

Competitive Advantages

HLS Core Automation Control Products

HLS develops, produces and integrates innovative and cost-
effective proprietary solutions:

                 Industrial Automation Control Systems

Solutions that automate tasks

heavy manufacturing (i.e., power generation, petrochemical,
chemical, and steel)

light manufacturing (i.e., pharmaceuticals, beverage, food
processing)

                Rail Automation Systems

Train, Subway & Light Rail system controls

creates safe, efficient and reliable operation of railway systems controls speed of trains, track changes, stoppages, and
distances between other trains

                 Nuclear Power Plant Automation Systems

Information control center of power plant

monitors, controls, protects parts and equipment

ensures safe, steady, economical operation

Global industrial automation market size

Estimated to grow to USD $70 billion in 2006 from

          USD $35 billion in 2001 (ARC Advisory Group)

China’s industrial automation market

Booming economy and infrastructure fueling growth in
Industrial Automation Control Systems

Estimated to grow to over USD $600 million in 2006 from
~USD $400 million in 2001 (ARC Advisory Group)

Industrial Automation Control Market Size

Traditional Power Market

CAGR historically >10% and to accelerate in future

Large power supply issues (>15% disparity between supply and demand)

500,000 MW capacity (2005) to expand to a 680,000 MW (2010)

Sub-industries will emerge

Gas desulphurization devices on power plants required by Kyoto Protocol over next 10 years will create a multi-billion dollar industry for industrial automation

Petrochemical/Chemical Market

CAGR historically 10% for petrochemical and 20% for chemical

190 new projects in China already funded with industrial automation portion estimated to be USD $5.7 billion

Substantial modernization to occur

20% of systems in operation need to be upgraded

High Growth Sectors for

Industrial Automation Systems

China currently has ~6% of the world’s track for

            25% of the world’s cargo

Can only currently meet 1/3 of domestic demand for rail freight

Massive influx of new investment to account for disparity

2004 Government policy to expand and upgrade railways

By 2010, China will add 10,000 km of track and upgrade an
additional 10,000 km of track (total investment of ~USD $5.3 billion)

From 2011-2015, Government projects an investment of USD $8.6 billion in signal equipment (including automation controls)

        China’s Traditional Rail Market Need

Significant investments Subway/Light Rail

            infrastructure from 2006-2010

Government expects to invest USD $62.1 billion to construct 55 new subways or city rails

Covering 1,500 km in metropolitan areas such as Beijing, Shanghai,
Guangzhou, Tianjin, etc.

HLS is the leading player in both traditional rail and urban rail  market

Very high barrier to entry

Safety a major concern and industry is regulated by China’s railway ministry with HLS as lead player

Work is awarded primarily based on track record in China

      Growth Potential in Urban Rail Market

HLS is the only domestic (Chinese) supplier

HLS has participated in the development of nuclear power plants built in China

HLS has Joint Ventures with the main  Nuclear Plant
Developers in China

Significant Growth Potential

In China – government expects to construct 40 nuclear power plants (over
1000 MW) in next 20 years

From 2006 to 2010, HLS will have substantial revenue from China’s nuclear projects

Internationally – HLS will leverage its high-tech, low cost proven system in other countries worldwide

Over 200 existing units under operation that need to upgrade automation systems

HLS Nuclear Market Position

HLS has historically focused on China

In next 5 years, international expansion will augment China

New products are ready to be introduced

Strategic positioning

HLS to replicate its strategy as the low-cost/high quality producer in
China to win contracts against foreign suppliers worldwide

Western market expansion

Currently have multiple projects in India and Pakistan

Will partner with companies that have existing
contracts/relationships in Western markets

BASF has chosen HLS as a vendor and is currently working together on a chemical plant project

In discussions with other large US and European-based companies

International Expansion Opportunities

Dr. Wang Changli – Vice Chairman & CEO

Pioneer in developing automation and control technology in China

Over 17 years of experience in automation and controls industry

Author of multiple publications on automation and control
technologies

Vice chairman of China’s Automation Industry Association

Member, China’s Nuclear Power Safety Committee

Bilingual in English and Mandarin

Education

Ph.D. in Automation from Lancaster University in the UK (1988)

BSE from Tianjin University in 1984

Seasoned Senior Management

Over 1,000 employees

150 R&D engineers

High employee retention

In past 5 years, only less than 10% engineers have left
company

Two major manufacturing and design centers

Beijing

Hangzhou (near Shanghai)

7 Regional Sales Offices

Engineering know-how at the sales level

Permits knowledge based early input into design process

Personnel

Owners of HLS Control Systems, on an all-or-none-basis each
year, will be issued an aggregate 2.0 million additional shares of common stock if they achieve after-tax profits in the following amounts for the 12 months ending June 30:

                             FY Ending 6/30                                     After-Tax Profit (USD)

                                   2007                                $ 23,000,000

                                   2008                                $ 32,000,000

                                   2009                                $ 43,000,000

                                   2010                                $ 61,000,000

Incentive-Based Compensation

Post Merger Capitalization Table

100.00%

34.50%

  11.50%

  23.00%

2.50%

63.00%

Fully Diluted

Ownership

Percentages

1,250,000

SPAC Management

$62,000,000

42,000,000

Totals

$92,000,000

  $34,500,000

  $57,500,000

17,250,000

   5,750,000

   11,500,000

Investors

  SPAC Common Stock

  SPAC Warrants

($30,000,000)

23,500,000

Shares Issued to Hollysys

Investment

       (USD)

Shares

Largest Automation & Control Company in China

Track Record of Success

Highly Profitable and Cash Flow Positive

New Generations of Products Continuously Under
Development

Experienced & Motivated Management Team

Impressive Projected growth rate

Strong growth in China’s nuclear, rail and industrial manufacturing industries

International opportunities for expansion that will be a focus of further development

Investment Conclusions

HLS Systems International, Ltd.

The Leading Integrated Automation Control
Systems Company in China

July 2006